SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1, 2008

FUEGO ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52054	20-2078925
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8010 NW 156 Terrace, Miami, Florida	33018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 823-9999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2008, Bernardo Maurovich and Rene Lavandera resigned from their positions effective on April 1, 2008 as Directors of Fuego Entertainment, Inc.  Mr. Maurovich and Mr. Lavandera have no disagreements with the Company on any matter relating to our operations, policies or practices.

SECTION 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

a) Financial Statements
None

b) Exhibits

Exhibit No.	Description
99.1	Letter of Resignation from Bernardo Maurovich
99.2	Letter of Resignation from Rene Lavandera

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuego Entertainment, Inc.

Date: April 7, 2008	By:	/s/ Hugo Cancio
Name: Hugo Canico
Title: Chief Executive Officer